Exhibit 10.12

RECORDING REQUESTED BY AND

WHEN RECORDED, RETURN TO:

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP

333 South Hope Street, 48th Floor

Los Angeles, California 90071

Attention: Charbel F. Lahoud, Esq.

MODIFICATION OF SECOND AMENDED AND RESTATED

ASSIGNMENT OF RENTS AND REVENUES

This Modification of Second Amended and Restated Assignment of Rents and Revenues (the “Modification”) is made as of March 28, 2007, among CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership (“Assignor”), and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders referred to below (“Beneficiary”).

RECITALS

A. Assignor has entered into that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Assignor, the Lenders referred to therein and Beneficiary, pursuant to which Lenders have agreed to extend certain credit facilities to Assignor. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

B. Certain obligations of Assignor to Beneficiary are secured by that certain Second Amended and Restated Assignment of Rents and Revenues dated as of February 26, 2002, by Assignor in favor of Beneficiary and recorded as Instrument No. 2660291 on March 5, 2002, in the Official Records of the Washoe County Recorder in Washoe County, Nevada (as amended, assigned, supplemented, or restated from time to time, the “Assignment of Rents”), which Assignment of Rents encumbers that real and personal property more particularly described in Exhibit “A” attached hereto.

C. Assignor and Beneficiary have agreed to modify the Credit Agreement as provided for in an Amendment No. 4 to Second Amended and Restated Credit Agreement of even date herewith (the “Amendment”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

AGREEMENT

1. The Amendment is incorporated in this Modification by this reference, as though the same were set forth herein in full.

2. The Credit Agreement is amended on the terms and subject to the conditions of the Amendment, which provides for, among other things, (a) an extension of the Maturity Date under the Credit Agreement (b) a modification to the Fixed Charge Coverage Ratio covenant and the Capital Expenditures covenant, and (c) a modification to the permitted prepayment of indebtedness covenant.

3. The Assignment of Rents is modified to secure payment and performance of the Credit Agreement as amended to date, in addition to all other obligations secured thereby.

4. The real property and the whole thereof described in the Assignment of Rents and in Exhibit “A” attached hereto shall remain subject to the lien, charge or encumbrance of the Assignment of Rents and nothing herein contained or done pursuant hereto shall affect or be construed to affect the liens, charges or encumbrances of the Assignment of Rents, or the priority thereof over other liens, charges or encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Credit Agreement, any related documents and/or the Assignment of Rents.

5. All terms and conditions of the Assignment of Rents not expressly modified herein remain in full force and effect, without waiver or amendment. This Modification and the Assignment of Rents shall be read together, as one document.

6. This Modification may be executed in counterparts.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first set forth above.

“Assignor”		“Beneficiary”

CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership		BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Stephanie Lepori	By:	/s/ Maurice E. Washington
	Stephanie Lepori, CFO		Maurice E. Washington, V.P.
	[Printed Name and Title]		[Printed Name and Title]

[ALL SIGNATURES MUST BE ACKNOWLEDGED.]

ACKNOWLEDGEMENT

STATE OF NEVADA	)
)
COUNTY OF WASHOE	)

On March 23, 2007, before me, Kerri LaFerriere, a Notary Public, personally appeared Stephanie Lepori, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Kerri LaFerriere

STATE OF TEXAS	)
)
COUNTY OF DALLAS	)

On March 13, 2007, before me, Rosa Sendejas, a Notary Public, personally appeared Maurice Washington, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Rosa Sendejas

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF WASHOE, STATE OF NEVADA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

Beginning at the intersection of the Southern line of West Fifth Street with the Western line of North Virginia Street; thence Southerly along said Western line of North Virginia Street, 88.00 feet; thence Westerly parallel with the Northern line of West Fourth Street 140.00 feet to the Eastern line of alley; thence Northerly along the last mentioned line 88.00 feet to said Southern line of West Fifth Street; thence Easterly along said Southern line of West Fifth Street, 140.00 feet to the point of beginning.

PARCEL 2:

Beginning at the intersection of the West line of North Virginia Street with the North line of Lot 10 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Northerly along the Westerly line of North Virginia Street, 12 feet, more or less, to the Southeast corner of the parcel of land described in the deed to Ivanhoe Corporation of record in Book 453, File No. 278019, Deed Records; thence Westerly along the Southern line of said Ivanhoe Corporation parcel 140 feet to the Easterly line of an alley; thence Southerly along the last mentioned line, 12 feet, more or less, to the Northwest corner of said Lot 10; thence Easterly to the point of beginning.

PARCEL 3:

Lots 10, 11, 12 and the North 13 feet of Lot 13 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 4:

The Northerly 9.25 feet of Lot 3 and all of Lots 4, 5, 6, 7 and 8 in Block “B” of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

ALSO a parcel of land bounded on the South by the Southern line of the 40 foot alley as laid out on the map of the Town, now City of Reno, in said Block “B”, bounded on the West by the Eastern line of North Sierra Street, bounded on the North by the Southern line of West Fifth Street and bounded on the East by the Western line of the 20 foot alley running Northerly and Southerly through said Block “B”.

PARCEL 5:

The South 37 feet of Lot 13 in Block “B” of the “ORIGINAL TOWN, NOW CITY OF RENO”, according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 6:

Lot 14 in Block B of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 7:

The West forty (40) feet of Lot Fifteen (15) in Block “B” fronting forty (40) feet on the North line of Fourth Street, as designated on the official map of said City of Reno, Nevada, on file and of record in the office of the County Recorder in and for the said County of Washoe; the property hereby conveyed being the same property described in a Deed from May J. A. Nadon and others to Dale V. Clanton, dated November 18, 1920, and filed for record on the 29th day of November, 1920, in the office of the County Recorder in and for the County of Washoe, and therein recorded in Book 56 of Deeds, at Page 440.

PARCEL 8:

The East 100 feet of Lot 15 in Block B of original town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 9:

All of Lots 1 and 2, and the South 40.75 feet of Lot 3 in Block B of the ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 10:

The South 20 feet of Lot 10, and all of Lots 11, 12, 13, 14, 15 and 16, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

TOGETHER WITH the East 1/2 of the North-South alley running through said Block A, immediately adjoining Lots 11, 12, 13, 14, 15 and 16 on the West, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded November 14, 1985 in Book 2251, Page 933 as Document No. 1034253 of Official Records.

PARCEL 11:

The East 78 feet of Lot 9 and the East 78 feet of the North 30 feet of Lot 10 in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the Official Map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

Together with that portion of the vacated alley lying Southerly of the Southerly line of West Fifth Street and Westerly of the Westerly line of North Sierra Street adjoining said Lot 9 at its most Northeasterly corner.

PARCEL 12:

A portion of the Southwest 1/4 of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B&M., lying and being in the City of Reno, County of Washoe, State of Nevada, and more particularly described as follows:

The Westerly 74 feet of Lot 9 and the Westerly 74 feet of the North 30 feet of Lot 10, all in Block A of the ORIGINAL TOWN, NOW CITY OF RENO, according to the official map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

PARCEL 13:

BEGINNING at the Northeast corner of Lot 8, Block A, as shown on the official plat of the town, now City of Reno, Nevada, filed in the office of the County Recorder of Washoe County, Nevada, on June 27, 1871; thence Southerly along the Easterly lines of Lots 8 and 7 of said Block A to the Southeast corner of Lot 7; thence Westerly along the Southerly line of Lot 7 and the Southerly line of Lot 7 projected to its intersection with the Easterly line of West Street; thence Northerly along the Easterly line of West Street to the Southerly line of West Fifth Street; thence Easterly along the Southerly line of West Fifth Street to the point of beginning.

PARCEL 14:

Lots 1, 2, 3, 4, 5, 6, in Block A, of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, together with that parcel immediately adjoining Lots 5 and 6 on the West, that is more particularly described as follows:

BEGINNING at the Northeasterly corner of Lot 6, in Block A of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871; thence Southerly along the Easterly line of said Lots 5 and 6, in Block A, 100 feet to the Southeasterly corner thereof; thence Westerly along the Southerly line of said Lot 5 and the Southerly line of Lot 5 extended Westerly to the Easterly line of West Street, as now located in the City of Reno, a distance of 140 feet; thence Northerly along the Easterly line of West Street 100 feet to a point which would be intersected by a line extended Westerly from the Northeasterly corner of said Lot 6 and along the Northerly line of said Lot 6; thence Easterly and along said line and the Northerly line of said Lot 6, a distance of 140 feet to the Northeasterly corner of said Lot 6, the point of beginning; said premises being Lots 5 and 6 in Block A of the TOWN OF RENO, according to the map above mentioned, and that portion of the 40 foot alley around the Town of Reno, according to the map above mentioned, lying Westerly of Lots 5 and 6 and East of the East line of West Street, as now located and between the Northerly and Southerly line of said Lots 5 and 6 if said lines were extended Westerly to the Easterly line of West Street as now located.

TOGETHER WITH the West one-half of the North-South alley running through said Block A, immediately adjoining said LOTS 1, 2, 3, 4, 5 and 6 on the East, and more particularly described in those certain Orders of Abandonment recorded January 19, 1977 in Book 1044, Page 521 as Document No. 445058, and recorded on November 14, 1985 in Book 2251, Page 533 as Document No. 1034253, Official Records, Washoe County, State of Nevada.

PARCEL 15:

All that certain 20.0 ft. wide alley connecting West Fourth Street with West Fifth Street, Reno, Nevada, lying within Block B of the original Town, now City of Reno, according to the map thereof, filed in the Office of the Washoe County Recorder on June 27, 1871, and within Block B of the Evans North Addition, according to the map thereof, filed in the office of the Washoe County Recorder on December 16, 1879.

PARCEL 16:

All that certain 20.0 ft. wide alley lying between Lots 7, 8, 9 and 10 of Block A of the Original Town, now City of Reno, according to the map thereof, filed in the office of the Washoe County Recorder on June 27, 1871.

PARCEL 17: (Air Rights Only)

All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

That certain air space located above Sierra Street commencing at an elevation of 4,521 and extending vertically 32 feet to an elevation of 4,553 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly over that certain parcel of real property described as follows:

Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of-Survey 2665, recorded January 27, 1994,

thence North 13°48’48” West 97.13 feet to the True Point of Beginning thence North 13°48’48” West 223.17 feet

thence South 76°11’12” West 80.00 feet

thence South 13°48’48” East 223.17 feet

thence North 76°11’12” East 80.00 feet to the True Point of Beginning

PARCEL 18: (Subterranean Rights Only)

All that certain piece or parcel of land located within a portion of the Northeast 1/4 of Section 11, Township 19 North, Range 19 East, M.D.B.&M. more particularly described as follows:

That certain subterranean space located beneath Sierra Street commencing at an elevation of 4,480 and extending vertically 20 feet to an elevation of 4,500 feet, which height is measured from the finished floor elevation of the Silver Legacy Casino at 4,503 feet, and located directly below that certain parcel of real property described as follows:

Commencing at the Southwest corner of Block B Reno Townsite as shown on Record-of -Survey 2665, recorded January 27, 1994,

thence North 13°48’48” West 181.05 feet to the True Point of Beginning thence North 13°48’48” West 24.33 feet

thence South 76°11’12” West 80.00 feet

thence South 13°48’48” East 24.33 feet

thence North 76°11’12” East 80.00 feet to the True Point of Beginning

EXCEPTING THEREFROM the above Parcels 1 through 18, all those certain parcels as conveyed to THE CITY OF RENO, a Nevada municipal corporation, by Deed of Dedication recorded March 9, 1995 in Book 4259, Page 956 as Document No. 1876631 of Official Records, and as amended by Deed of Dedication recorded May 5, 1995 in Book 4297, Page 667 as Document No. 1891266 of Official Records.

Part II:

PARCEL 19:

Together with the reciprocal easement rights, as contained in those certain Bridge Easements dated May 25, 1995 by and between CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership and CIRCUS CIRCUS CASINO, INC., a Nevada corporation and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, recorded May 31, 1995 as Document Numbers 1897109 and 1897108 of Official Records, Washoe County, Nevada.

NOTE: The above metes and bounds description appeared previously in that certain document recorded October 26, 1994, in Book 4179, Page 844, as Instrument No. 1844158